Exhibit 10.2

CONFIDENTIALITY AGREEMENT

The undersigned has requested that Sydys Corporation, (the “Company”) provide it with certain material non public information regarding the Company  (the “Information”).

1.
As a condition to the receipt of the Information, the undersigned acknowledges and agrees as follows:  That the Information has been furnished to me on a confidential basis solely for the purpose of enabling me to evaluate the Company, and I agree to maintain the confidentiality of the Information and not to disclose the information to any person, without the prior written consent of the Company, except to my legal, financial or other personal advisors, if any, who will use the Information on my behalf solely for purposes of evaluating the Company.

2.
That certain of the Information constitutes material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company.  Accordingly, until such time as any such non-public information has been adequately disseminated to the public, I will not purchase or sell any securities of the Company, or communicate such information to any other person.

IN WITNESS WHEREOF, the undersigned acknowledges and agrees to abide by the terms of this Confidentiality Agreement.

[_____________________________]

Date: _______________________	By: __________________________________
Name: ________________________________
Title: _________________________________
Address: ______________________________
_____________________________________

SYDYS CORPORATION

_____________________________________________

Securities Purchase Agreement

_____________________________________________________

Common Stock

____________________________________________________

October 25, 2010

CONFIDENTIAL

NOTICE TO OFFEREES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  THIS SECURITIES PURCHASE AGREEMENT AND THE OTHER OFFERING DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THE SECURITIES ARE BEING SOLD FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED, RESOLD OR OFFERED FOR RESALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND EFFECTIVE REGISTRATION OR QUALIFICATION UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR THE AVAILABILITY OF AN EXEMPTION THEREFROM.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR THE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SECURITIES PURCHASE AGREEMENT OR ANY OF THE OTHER OFFERING DOCUMENTS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONFIDENTIAL

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated

October 25, 2010, by and between SYDYS CORPORATION, a Nevada corporation (the "Company"), and the purchaser or purchasers identified on the signature page hereof ("Purchaser").

R E C I T A L S:

WHEREAS, Purchaser desires to purchase and the Company desires to sell Shares of the Company’s common stock on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the parties hereto hereby agree as follows:

1.           The Offering.

(a)           Private Offering.  The securities offered by this Agreement are being offered in a private offering (the "Offering") of up to 9,905,668 shares of the Company’s Common Stock., $.001 par value per share (the “Shares”).   The Shares will be sold on a reasonable “best efforts” basis at a purchase price of $.0020 per Share pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D thereunder.  The Shares are being offered solely to a limited number of “accredited investors” as that term is defined in Rule 501(a) of the Securities Act during an offering period commencing October 6, 2010, and terminating at the sole discretion of the Company.

(b)           Use of Proceeds.  Assuming all of the Shares in the Offering are sold, the net proceeds to the Company are estimated to be approximately $18,911 (after deducting offering expenses payable by the Company estimated at $1,000.  The Company intends to use the net proceeds for general working capital purposes and other general corporate purposes.

2.           Sale and Purchase of Shares.

(a)           Sale and Purchase of the Shares.  Subject to the terms and conditions hereof, the Company agrees to sell, and Purchaser agrees to purchase, the number of Shares specified on the signature page of this Agreement at a purchase price of $.002 per Share.  The aggregate purchase price for the Shares shall be as set forth on the signature page hereto (the "Purchase Price") and shall be payable upon execution hereof by check or wire transfer of immediately available funds.

(b)           Subscription Procedure.  In order to purchase Shares, Purchaser shall deliver to the Company, at its principal executive office identified in Section 16 hereof: (i) one completed and duly executed copy of this Agreement; and (ii) immediately available funds in an amount equal to the Purchase Price.  Execution and delivery of this Agreement shall constitute an irrevocable subscription for that number of Shares set forth on the signature page hereto.  Payment for the Shares may be made by wire transfer to:

TD Bank
929 Horsham Road
Horsham, PA  19044
ABA #036001808
For the account of:  Sydys Corporation
c/o 630 West Germantown Pike, Suite 180
Plymouth Meeting, PA  19462
Account #4249033658

or by check made payable to Sydys Corporation This Agreement may be rejected by the Company, in whole or in part, in its sole discretion, in which event the Purchase Price will be returned (by mail) to Purchaser within ten (10) business days thereafter.  Unless the Offering is otherwise terminated by the Company, as soon as possible after the receipt and acceptance by the Company of this Agreement and collection of the funds paid therefor, the Company will issue certificates for the Shares to Purchaser, together with a copy of Purchaser’s executed Agreement countersigned by the Company.

(c)           Closing.

(i)           Closing Date.  The closing of the transactions (the "Closing") shall take place at such time, on such date and in such manner as the parties may agree.

(ii)           Closing Transactions.  At the Closing, the Company shall execute and deliver to Purchaser a certificate representing the number of Shares specified on the signature page of this Agreement, against payment of the Purchase Price specified on the signature page of this Agreement by wire transfer or check payable to the Company.

3.           Representations and Warranties of Purchaser.  Purchaser represents and Shares to the Company as follows:

(a)           Organization and Qualification.

(i)           If Purchaser is an entity, Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate or other entity power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on Purchaser, and Purchaser is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on it.

(ii)           If Purchaser is an entity, the address of its principal place of business is as set forth on the signature page hereto, and if Purchaser is an individual, the address of its principal residence is as set forth on the signature page hereto.

(b)           Authority; Validity and Effect of Agreement.

(i)           If Purchaser is an entity, Purchaser has the requisite corporate or other entity power and authority to execute and deliver this Agreement and perform its obligations under this Agreement.  The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its obligations hereunder and all other necessary corporate or other entity action on the part of Purchaser have been duly authorized by its Boards of Directors or similar governing body, and no other corporate or other entity proceedings on the part of Purchaser is necessary for Purchaser to execute and deliver this Agreement and perform its obligations hereunder.

(ii)           This Agreement has been duly and validly authorized, executed and delivered by Purchaser and, assuming it has been duly and validly executed and delivered by the Company, constitutes a legal, valid and binding obligation of Purchaser, in accordance with its terms.

(c)           No Conflict; Required Filings and Consents.  Neither the execution and delivery of this Agreement by Purchaser nor the performance by Purchaser of its obligations hereunder will: (i) if Purchaser is an entity, conflict with Purchaser’s Articles of Incorporation or Bylaws, or other similar organizational documents; (ii) violate any statute, law, ordinance, rule or regulation, applicable to Purchaser or any of the properties or assets of Purchaser; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Purchaser under, or result in the creation or imposition of any lien upon any properties, assets or business of Purchaser under, any material contract or any order, judgment or decree to which Purchaser is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

(d)           Accredited Investor.   Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act.  If Purchaser is an entity, Purchaser was not formed for the specific purpose of acquiring the Shares, and, if it was, all of Purchaser’s equity owners are “accredited investors” as defined above.

(e)           No Government Review.  Purchaser understands that neither the United States Securities and Exchange Commission (“SEC”) nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Shares or passed upon or endorsed the merits of the Shares, or this Agreement or any of the other documents relating to the proposed Offering (collectively, the “Offering Documents”), or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement or the other Offering Documents.

(f)           Investment Intent.  The Shares are being acquired for the Purchaser’s own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same.  By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or third person with respect to any of the Shares.

(g)           Restrictions on Transfer.  Purchaser understands that the Shares are “restricted securities” as such term is defined in Rule 144 under the Securities Act and have not been registered under the Securities Act or registered or qualified under any state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom.  In any case where such an exemption is relied upon by Purchaser from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, Purchase shall furnish the Company with an opinion of counsel stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and opinion to be satisfactory to the Company.  Purchaser acknowledges that it is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and that its overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

(h)           Investment Experience.  Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Shares, and Purchaser has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment.  In making its decision to acquire the Shares, Purchaser has not relied upon any information other than information provided to Purchaser by the Company or its representatives and contained herein and in the other Offering Documents.

(i)           Access to Information.  Purchaser acknowledges that it has had access to and has reviewed all documents and records relating to the Company, including, but not limited to, the Company’s filings with the SEC, that it has deemed necessary in order to make an informed investment decision with respect to an investment in the Shares; that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction; and that it understands the risks and other considerations relating to such investment.

(j)           Reliance on Representations.    Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, Warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares.  Purchaser represents and Shares to the Company that any information that Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate, and further represents and Shares that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Shares.  Within five (5) days after receipt of a request from the Company, Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is subject.

(k)           No General Solicitation.  Purchaser is unaware of, and in deciding to participate in the Offering is in no way relying upon, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the Offering.

(l)           Placement and Finder’s Fees.  No agent, broker, investment banker, finder, financial advisor or other person acting on behalf of Purchaser or under its authority is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, in connection with the Offering, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understanding made by or on behalf of Purchaser.

(m)           Offering Risks.  Purchaser understands that purchasing Shares in the Offering will subject Purchaser to certain risks, including, but not limited to, each of the following:

(i)           The offering price of the Shares offered hereby has been determined solely by the Company and does not necessarily bear any relationship to the value of the Company’s assets, current or potential earnings of the Company, or any other recognized criteria used for measuring value, and therefore, there can be no assurance that the offering price of the Shares is representative of the actual value of the underlying Shares.

(ii)           The Company has provided herein that it intends to use the net proceeds from the Offering for general working capital purposes and other general corporate purposes.  Thus, Purchaser is making its investment in the Shares based in part upon very limited information regarding the specific uses to which the net proceeds will be applied.

(iii)           An investment in the Shares may involve certain material legal, accounting and federal and state tax consequences.  Purchaser should consult with its legal counsel, accountant and/or business adviser as to the legal, accounting, tax and related matters accompanying such an investment.

(n)           Legends.  The certificates and agreements evidencing the Shares shall have endorsed thereon the following legend (and appropriate notations thereof will be made in the Company's stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Shares:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.  NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

4.           Representations and Warranties of the Company.  The Company represents and Shares to Purchaser as follows:

(a)           Organization and Qualification.  The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on the Company.  The Company is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on the Company.

(b)           Authority; Validity and Effect of Agreement.

(i)           The Company has the requisite corporate power and authority to execute and deliver this Agreement, perform its obligations under this Agreement, and conduct the Offering.  The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, the Offering and all other necessary corporate action on the part of the Company have been duly authorized by its Board of Directors, and no other corporate proceedings on the part of the Company is necessary to authorize this Agreement or the Offering.  This Agreement has been duly and validly executed and delivered by the Company and, assuming that it has been duly authorized, executed and delivered by Purchaser, constitutes a legal, valid and binding obligation of the Company, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(ii)           The Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable Common Stock Purchase Shares with no personal liability resulting solely from the ownership of such shares and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company.

(c)           No Conflict; Required Filings and Consents.  Neither the execution and delivery of this Agreement by the Company nor the performance by the Company of its obligations hereunder will: (i) conflict with the Company’s Articles of Incorporation or Bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to the Company or any of the properties or assets of the Company; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of the Company, or result in the creation or imposition of any lien upon any properties, assets or business of the Company under, any material contract or any order, judgment or decree to which the Company is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement; and

(d)           Placement and Finder’s Fees.  Neither the Company nor any of its respective officers, directors, employees or managers, has employed any broker, finder, advisor or consultant, or incurred any liability for any investment banking fees, brokerage fees, commissions or finders’ fees, advisory fees or consulting fees in connection with the Offering for which the Company has or could have any liability.

5.           Indemnification.  Purchaser agrees to indemnify, defend and hold harmless the Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements incurred by the Company which arise out of or result from a breach of any representations or Warranties made by Purchaser herein, and Purchaser agrees that in the event of any breach of any representations or Warranties made by Purchaser herein, the Company may, at its option, forthwith rescind the sale of the Shares to Purchaser.

6.           Registration Rights.    Until such time as the Share may be sold pursuant to Rule 144 under the Securities Act, the Company confirms to Purchaser that it will include the Shares in any registration statement it files with the Securities and Exchange Commission which registers the sale of any outstanding shares of Common Stock of the Company.

7.           Confidentiality.  Purchaser acknowledges and agreements that:

(a)           All of the information contained herein and in the other Offering Documents is of a confidential nature, may be regarded as material non-public information under Regulation FD of the Securities Act and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company;

(b)           Until such time as any such non-public information has been adequately disseminated to the public, Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person;

(c)           This Agreement and the other Offering Documents have been furnished to Purchaser by the Company for the sole purpose of enabling Purchaser to consider and evaluate an investment in the Company, and will be kept confidential by Purchaser and not used for any other purpose.

(d)           The information contained herein shall not, without the prior written consent of the Company, be disclosed by Purchaser to any person or entity, other than Purchaser’s personal financial and legal advisors for the sole purpose of evaluating an investment in the Company, and will not, directly or indirectly, disclose or permit Purchaser’s personal financial and legal advisors to disclose, any of such information without the prior written consent of the Company.

(e)           Purchaser shall make its representatives aware of the terms of this section and to be responsible for any breach of this Agreement by such representatives.

(f)           Purchaser shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the subject matter of this Agreement and the other Offering Documents.

(g)           If Purchaser decides to not pursue further investigation of the Company or to not participate in the Offering, Purchaser will promptly return this Agreement, the other Offering Documents and any accompanying documentation to the Company.

8.           Entire Agreement.  This Agreement contains the entire agreement between the parties and supercedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereto, and no party shall be liable or bound to any other party in any manner by any Warranties, representations, guarantees or covenants except as specifically set forth in this Agreement.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.           Amendment and Modification.  This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

10.           Extensions and Waivers.  At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and Warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought.  No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

11.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto.  Except as provided in Section 5, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

12.           Survival of Representations, Warranties and Covenants.  The representations and Warranties contained herein shall survive the Closing and shall thereupon terminate eighteen (18) months from the Closing, except that the representations contained in Sections 3(a), 3(b), 4(a), and 4(b) shall survive indefinitely.  All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms.  All other covenants and agreements contained herein shall not survive the Closing and shall thereupon terminate.

13.           Headings; Definitions.  The Section headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.  All references to Sections contained herein mean Sections of this Agreement unless otherwise stated.  All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms

14.           Severability.  If any provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

15.           Notices.  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

If to the Company:

Sydys Corporation
Orchard Lane
Lebanon, NJ  08833
Attention:  Kenneth J. Koock, Chief Executive Officer

If to Purchaser:

To that address indicated on the signature page hereof.

16.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

17.           Arbitration.  If a dispute arises as to the interpretation of this Agreement, it shall be decided in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute.  The arbitration shall take place in the Commonwealth of Pennsylvania.  The decision of the arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

18.           Counterparts.  This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be executed as of the date set forth below.

Date: __________________________________	PURCHASER _____________________________________ By:___________________________________ Name: Title: Address:

Number of Shares Purchased: ______________ Purchase Price @ $.002 per Share: $__________________

Date:__________________________________	SYDYS CORPORATION By:___________________________________ Kenneth J. Koock Chief Executive Officer

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